Capital	6 Months Ended
Jun. 30, 2022
Disclosure of classes of share capital [abstract]
Capital
Note 16: Capital
Share repurchases – Normal Course Issuer Bid (“NCIB”)
The Company buys back shares (and subsequently cancels them) from time to time as part of its capital strategy. In June 2022, the Company announced that it plans to repurchase up to $2.0 billion of its common shares. Share repurchases are typically executed under a NCIB. Under the current NCIB, the Company may repurchase up to 24 million common shares between June 13, 2022 and June 12, 2023 in open market transactions on the TSX, the NYSE and/or other exchanges and alternative trading systems, if eligible, or by such other means as may be permitted by the TSX and/or NYSE or under applicable law, including private agreement purchases if the Company receives an issuer bid exemption order in the future from applicable securities regulatory authorities in Canada for such purchases.

Details of share repurchases were as follows:

	Three months ended June 30,		Six months ended June 30,

	2022	2021	2022	2021

Share repurchases (millions of U.S. dollars)	194	-	194	200

Shares repurchased (number in millions)	1.9	-	1.9	2.5

Share repurchases - average price per share in U.S. dollars	$99.71	-	$99.71	$81.45
Decisions regarding any future repurchases will depend on certain factors, such as market conditions, share price, and other opportunities to invest capital for growth. The Company may elect to suspend or discontinue share repurchases at any time, in accordance with applicable laws. From time to time when the Company does not possess material nonpublic information about itself or its securities, it may enter into an automatic share purchase
plan with its broker to allow for the repurchase of shares at times when the Company ordinarily would not be active in the market due to its own internal trading blackout periods, insider trading rules or otherwise. Any such plans entered into with the Company’s broker will be adopted in accordance with applicable Canadian securities laws and the requirements of Rule
10b5-1
under the U.S. Securities Exchange Act of 1934, as amended. The Company entered into such a plan with its broker on June 30, 2022. As a result, the Company recorded a $400 million liability in “Other financial liabilities” within current liabilities at June 30, 2022 with a corresponding amount recorded in equity in the consolidated statement of financial position (December 31, 2021 – nil).
Dividends
Dividends on common shares are declared in U.S. dollars. In the consolidated statement of cash flow, dividends paid on common shares are shown net of amounts reinvested in the Company under its dividend reinvestment plan. Details of dividends declared per common share and dividends paid on common shares are as follows:

	Three months ended June 30,		Six months ended June 30,

	2022	2021	2022	2021

Dividends declared per common share	$0.445	$0.405	$0.890	$0.810

Dividends declared	217	200	433	400

Dividends reinvested	(7)	(6)	(14)	(12)

Dividends paid	210	194	419	388